SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
Restructuring Activity

On January 17, 2019, management eliminated 121 positions in North America. The restructuring included 82 positions across the Company’s 213 U.S. branches (5% of the U.S. store workforce) and 39 corporate support positions in the U.S. and Canada (8% of the U.S. and Canada corporate support workforce). The 121 affected positions represented 2.8% of our headcount as of December 31, 2018. The store employee reductions will help better align store staffing with in-store customer traffic and volume patterns. As a result of the restructuring, we recognized expense of $1.6 million in the first quarter of 2019.

Cognical Holdings Investment

On February 8, 2019, we purchased 679,535 additional preferred shares of Cognical Holdings for $1.4 million. As a result of this transaction, along with our previously purchased shares, we currently own 11.7% of the equity of Cognical Holdings. We record these purchases in "Other assets" in our Consolidated Balance Sheets.

U.K. Segment Placed into Administration

On February 1, 2019, we filed a Current Report on Form 8-K announcing that we launched a consent solicitation to the holders (“Holders”) of our 8.25% Senior Secured Notes requesting consent to implement either the SOA or an Administration process as discussed below (the "Proposed Transactions") and to provide a one-time waiver with respect to certain provisions of the underlying indenture to permit the implementation of any of the Proposed Transactions.

On February 8, 2019, we received consents to the Proposed Transactions from Holders holding a majority in aggregate principal amount of the outstanding Notes. In connection with the consummation of the consent solicitation, Holders of $680.6 million aggregate principal amount of Notes delivered valid consents at or prior to the expiration of the consent solicitation, and a cash payment of $10.00 per $1,000 in aggregate principal amount of Notes will be paid to such consenting Holders. We incurred and expensed total costs of $7.7 million in the first quarter of 2019 in connection with the consent process, including $6.8 million of cash payments to consenting Holders.

On February 25, 2019, we filed a Current Report on Form 8-K announcing that the proposed SOA, as previously disclosed in our Current Report on Form 8-K filed on January 31, 2019, would not be implemented.

We also announced that effective February 25, 2019, in accordance with the provisions of the U.K. Insolvency Act 1986 and as approved by the boards of directors of the U.K. Subsidiaries, insolvency practitioners from KPMG were appointed as Administrators in respect of the U.K. Subsidiaries. The effect of the U.K. Subsidiaries’ entry into administration was to place the management, affairs, business and property of the U.K. Subsidiaries under the direct control of the Administrators. Accordingly, we will deconsolidate the U.K. Subsidiaries as of February 25, 2019 and will present the U.K. Subsidiaries as Discontinued Operations in the first quarter of 2019.